Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Steven Lo, the Chief Executive Officer of Zosano Pharma Corporation (the “Company”), and Christine Matthews, the Chief Financial Officer of the Company, hereby certify that, to their knowledge:
1.    The Annual Report on Form 10-K for the year ended December 31, 2021 of the Company (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2022	By:	/s/ Steven Lo
Steven Lo
Chief Executive Officer
(Principal Executive Officer)

Date: March 17, 2022	By:	/s/ Christine Matthews
Christine Matthews
Chief Financial Officer
(Principal Financial and Principal Accounting Officer)